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                                                                 EXHIBIT 10.6



                                    GUARANTY


                                                                  April 22, 1996


The CIT Group/Credit
  Finance, Inc.
135 West 50th Street
New York, New York  10020

         Re: Nytest Environmental Inc. ("Nytest"), NEI/GTEL Environmental Laboratories, Inc. ("NEI/GTEL") and NEI of Pennsylvania, Inc. ("NEI-Penn" and together with Nytest and NEI/GTEL, each, a "Borrower" and collectively, the "Borrowers")

Gentlemen:

         Reference is made to the financing arrangements between The
CIT Group/Credit Finance, Inc. ("Lender") and the Borrowers, pursuant to which Lender may extend loans, advances and other financial accommodations to the Borrowers as set forth in the Loan and Security Agreement, dated the date hereof, between the Borrowers and Lender and various other agreements, documents and instruments now or at any time executed and/or delivered in connection therewith or otherwise related thereto, including, but not limited to, this Guaranty (all of the foregoing, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

         Due to the close business and financial relationships between Nytest Environmental Inc. and NEI/GTEL Environmental Laboratories, Inc. (the "Other Borrowers") and the undersigned ("Guarantor"), and in consideration of the benefits which will accrue to Guarantor as one of the Borrowers, and as an inducement for and in consideration of Lender at any time providing or extending loans, advances and other financial accommodations to the Other Borrowers, whether pursuant to the Financing Agreements or otherwise, Guarantor hereby, irrevocably and unconditionally, (a) guarantees and agrees to be liable for the prompt indefeasible and full payment and performance of all revolving loans, term loans, letters of credit, bankers' acceptances, merchandise purchase guaranties or other guaranties, accomodations, or indemnities for either of the Other Borrowers' account and all other obligations, liabilities and indebtedness of every kind, nature or description owing by either of the Other Borrowers to Lender and/or its affiliates, including principal, interest, charges, fees and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under any of the Financing Agreements or otherwise, whether now
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existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Financing Agreements or after the commencement of any case with respect to either of the Other Borrowers under the United States Bankruptcy Code or any similar statute, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or howsoever acquired by Lender including from any other entity outright, conditionally or as collateral security, by assignment, merger with any other entity, participations or interests of Lender in the obligations of either of the Other Borrowers to others, assumption, operation of law, subrogation or otherwise and (b) agrees to pay to Lender on demand the amount of all expenses (including, without limitation, attorneys' fees and legal expenses) incurred by Lender in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of either of the Other Borrowers' obligations, liabilities and indebtedness as aforesaid to Lender, Lender's rights in any collateral or under this Guaranty and all other Financing Agreements or in any way involving claims by or against Lender directly or indirectly arising out of or related to the relationship between either of the Other Borrowers and Lender, Guarantor and Lender, or any other Obligor (as hereinafter defined) and Lender, whether such expenses are incurred before, during or after the initial or any renewal term of the Financing Agreements or after the commencement of any case with respect to either of the Other Borrowers, Guarantor or any other Obligor under the United States Bankruptcy Code or any similar statute (all of which being collectively referred to herein as the "Guaranteed Obligations").

         Notice of acceptance of this Guaranty, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, either of the Other Borrowers, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which either of the Other Borrowers or Guarantor are or may be entitled are hereby waived. Guarantor also waives notice of, and hereby consents to, (i) any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations or to the Financing Agreements and any collateral, and the guarantee made herein shall apply to the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Lender for the obligations of either of the Other Borrowers or any other party at any time liable for or in respect of the Guaranteed Obligations (individually and collectively, the "Obligors"), (iii) the exercise of, or refraining from the exercise of any rights against either of the Other Borrowers, Guarantor or any other Obligor or any collateral, and (iv) the





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settlement, compromise or release of, or the waiver of any default with respect to, any Guaranteed Obligations. Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantor hereunder shall not be otherwise impaired or affected by any of the foregoing.

         This Guaranty is a guaranty of payment and not of collection. Guarantor agrees that Lender need not attempt to collect any Guaranteed Obligations from either of the Other Borrowers or any other Obligor or to realize upon any collateral, but may require Guarantor to make immediate payment of the Guaranteed Obligations to Lender when due or at any time thereafter. Lender may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including reasonable attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to either of the Other Borrowers or Guarantor) and in such order as Lender may elect, whether or not then due.

         No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guaranty, nor shall any other circumstance which might otherwise constitute a defense available to, or legal or equitable discharge of either of the Other Borrowers in respect of any of the Guaranteed Obligations or Guarantor in respect of this Guaranty, affect, impair or be a defense to this Guaranty. Without limitation of the foregoing, the liability of Guarantor hereunder shall not be discharged or impaired in any respect by reason of any failure by Lender to perfect or continue perfection of any lien or security interest in any collateral for the Guaranteed Obligations or any delay by Lender in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to either of the Other Borrowers under the United States Bankruptcy Code or any similar statute, Guarantor shall be liable therefor, even if either of the Other Borrowers' liability for such amounts does not, or ceases to, exist by operation of law.

         This Guaranty is absolute, unconditional and continuing.
Payment by Guarantor shall be made to Lender at its office from time to time on demand as Guaranteed Obligations become due. One or more successive or concurrent actions may be brought hereon against Guarantor either in the same action in which either of the Other Borrowers or any other Obligors are sued or in separate actions.

         Payment of all amounts now or hereafter owed to Guarantor by either of the Other Borrowers or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Lender of the Guaranteed Obligations and is





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hereby assigned to Lender as security therefor.  Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against either of the Other Borrowers, any collateral for the Guaranteed Obligations or other assets of either of the Other Borrowers or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to Lender by Guarantor hereunder and Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantor, either of the Other Borrowers or any other Obligor upon the Guaranteed Obligations or realized from their property.

         All sums at any time owed by Lender to Guarantor or to the credit of Guarantor and any property of Guarantor on which Lender at any time has a lien or security interest or of which Lender at any time has possession, shall secure payment and performance of all Guaranteed Obligations and all other obligations of Guarantor to Lender however arising.

         In case proceedings be instituted by or against either of the Other Borrowers or Guarantor or any other Obligor, in bankruptcy or insolvency, or for reorganization, arrangement, receivership, or the like, or if either of the Other Borrowers or Guarantor or any other Obligor calls a meeting of creditors or makes any assignment for the benefit of creditors, or upon the occurrence of any event which constitutes a default or event of default under the Financing Agreements, the liability of Guarantor for the entire Guaranteed Obligations shall mature, even if the liability of either of the Other Borrowers or any other Obligor therefor does not.

         Guarantor shall continue to be liable hereunder until one of Lender's officers actually receives a written termination notice by certified mail; but the giving of such notice shall not relieve Guarantor from liability for any Guaranteed Obligations incurred before termination or for post-termination collection expenses and interest pertaining to any Guaranteed Obligations arising before termination.

         Guarantor agrees that this Guaranty shall remain in full force and effect or be reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is rescinded or otherwise restored by Lender to either of the Other Borrowers or to any other person who made such payment, or to the creditors or creditors' representative of either of the Other Borrowers or such other person.

         Lender's books and records showing the account between





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Lender and each of the Other Borrowers shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth, and any written statements rendered by Lender to either of the Other Borrowers, to the extent to which no written objection is made within sixty (60) business days after the date thereof, shall be considered correct and be binding on Guarantor as an account stated for purposes of this Guaranty.

         No delay on Lender's part in exercising any rights hereunder or failure to exercise the same shall constitute a waiver of such rights. No notice to, or demand on, Guarantor shall be deemed to be a waiver of the obligation of Guarantor to take further action without notice or demand as provided herein. No waiver of any of Lender's rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on Lender's behalf, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair Lender's rights or the obligations of Guarantor to Lender in any other respect at any other time.

         This Guaranty is binding upon Guarantor, its successors and assigns and shall benefit Lender and its successors, endorsees, transferees and assigns. All references to either of the Other Borrowers and Lender herein shall include their respective successors and assigns. This instrument shall be governed by, and construed and interpreted in accordance with, the laws of the State in which the office of Lender set forth above is located.

         Guarantor and Lender waive all rights to trial by jury in any action or proceeding instituted by either of them against the other which pertains directly or indirectly to this Guaranty, any alleged tortious conduct by Guarantor or Lender, or, in any way, directly or indirectly, arising out of or related to the relationship between Guarantor and Lender or either of the Other Borrowers and Lender. In no event will Lender be liable for lost profits or other special or consequential damages.

         Guarantor waives all rights to interpose any claims, deductions, setoffs or counterclaims of any kind, nature or description in any action or proceeding instituted by Lender with respect to this Guaranty or any matter arising herefrom or relating hereto, except compulsory counterclaims.

         Guarantor hereby irrevocably submits and consents to the non-exclusive jurisdiction of the State and Federal Courts located in the State in which the office of Lender designated above is located with respect to any action or proceeding arising out of this Guaranty or any matter arising herefrom or relating hereto. Any such action or proceeding commenced by Guarantor





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against Lender will be litigated only in a Federal Court located in the district, or a State Court in the State and County, in which the office of Lender set forth above is located and Guarantor waives any objection based on forum non conveniens and any objection to venue in connection therewith.

         In any such action or proceeding, Guarantor waives personal service of the summons and complaint or other process and papers therein and agrees that any process or notice of motion or other application to any of said Courts or a judge thereof, or any notice in connection with any proceedings hereunder may be served (i) inside or outside such State by registered or certified mail, return receipt requested, addressed to Guarantor at the address set forth below or which Guarantor has previously advised Lender in writing and as indicated in the records of Lender and service or notice so served shall be deemed complete five (5) days after the same shall have been posted or (ii) in such other manner as may be permissible under the rules of said Courts.


         IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the day and year first above written.

                                      NEI OF PENNSYLVANIA, INC.


                                      By:  /s/ John Gaspari
                                         ----------------------------
                                           Name:  John Gaspari
                                           Title: CEO





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                                     -7-



STATE OF            )
                    ) ss.:
COUNTY OF           )


                 On this ___________ day of _______________ 19___, before me personally came _______________________, to me known, who stated that he/she is the _________________________ of _________________, the corporation described in the foregoing instrument, and acknowledged that he/she executed the same by order of the Board of Directors of such corporation.

                                               /s/
                                               ----------------------------
                                                       Notary Public